TABLE OF CONTENTS
----------------------------------------------------
Summary                                            1
----------------------------------------------------
Summary of Expenses                                2
----------------------------------------------------
Financial Highlights                               3
----------------------------------------------------
Investment Objective, Policies and Risk Factors    3
----------------------------------------------------
Investment Manager and Underwriter                11
----------------------------------------------------
Dividends and Taxes                               12
----------------------------------------------------
Net Asset Value                                   13
----------------------------------------------------
Purchase of Shares                                14
----------------------------------------------------
Redemption or Repurchase of Shares                15
----------------------------------------------------
Tax-Sheltered Retirement Plans                    17
----------------------------------------------------
Performance                                       17
----------------------------------------------------
Capital Structure                                 18
----------------------------------------------------

This prospectus contains information about the Fund that a prospective in-vestor should know before investing and should be retained for future refer-ence. A Statement of Additional Information dated May 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by ref-erence. It is available upon request without charge from the Fund at the ad-dress or telephone number on this cover or the firm from which this prospectus was received.

The Fund's shares are not deposits or obligations of, or guaranteed or en-dorsed by, any bank, nor are they federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency. Investment in the Fund's shares involves risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
LOGO

KEMPER
INTERNATIONAL BOND FUND

PROSPECTUS MAY 1, 1997

KEMPER INTERNATIONAL BOND FUND
222 South Riverside Plaza, Chicago, Illinois 60606
1-800-621-1048

The objective of Kemper International Bond Fund is to provide a total return, a combination of income and capital appreciation. The Fund pursues its objec-tive by investing primarily in a portfolio of investment grade foreign debt securities. There is no assurance that the Fund's objective will be achieved.

Shares of the Fund are offered primarily for investment by pension and profit sharing plans and other employee benefit plans, endowments, foundations, cor-porations, banks, insurance companies and other institutions and high net worth individuals. Shares are offered for sale at net asset value with no sales charge. The minimum initial investment is $1 million.

KEMPER INTERNATIONAL BOND FUND
222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606, TELEPHONE 1-800-621-1048

SUMMARY

INVESTMENT OBJECTIVE. Kemper International Bond Fund (the "Fund") is an open-end, non-diversified, management investment company. The Fund's investment objective is to provide a total return, a combination of income and capital appreciation. The Fund pursues its objective by investing primarily in a portfolio of investment grade foreign debt securities. The Fund may also engage in options, financial futures, delayed delivery and foreign currency transactions and may lend its portfolio securities. There is no assurance that the Fund's objective will be achieved.

RISK FACTORS. The Fund may invest without limit in securities of foreign issuers. Foreign investments involve risk and opportunity considerations not typically associated with investing in domestic securities. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Thus, the U.S. Dollar value of foreign securities in the Fund's portfolio, and the Fund's net asset value, may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. While the Fund's investments in foreign securities will principally be in developed countries, the Fund may invest a small portion of its assets in countries considered by the Fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. As a "non-diversified" investment company, the Fund will be able to invest a relatively high percentage of its assets in a limited number of issuers, therefore making the Fund more susceptible to a single economic, political or regulatory occurrence than a diversified company. Thus, an investment in the Fund should not be considered as a complete investment program. There are special risks associated with options, financial futures, foreign currency and other derivative transactions and there is no assurance that use of those investment techniques will be successful. The Fund's returns and net asset value will fluctuate. See "Investment Objectives, Policies and Risk Factors."

PURCHASES AND REDEMPTIONS. Shares of the Fund are offered primarily for investment by pension and profit sharing plans and other employee benefit plans, endowments, foundations, corporations, banks, insurance companies and other institutions and high net worth individuals. Shares are offered at net asset value with no sales charge. The minimum initial investment is $1 million. Shares are redeemable at net asset value, which may be more or less than original cost. See "Purchase of Shares" and "Redemption or Repurchase of Shares."

INVESTMENT MANAGER AND UNDERWRITER. Zurich Kemper Investments, Inc. ("ZKI") serves as the Fund's investment manager. ZKI is paid by the Fund an annual investment management fee, payable monthly, on a graduated basis ranging from
 .75% of the first $250 million of average daily net assets of the Fund to .62% of average daily net assets of the Fund over $12.5 billion. Zurich Investment Management Limited ("ZIML"), an affiliate of ZKI, is the sub-adviser for the Fund and is paid by ZKI a fee of .30% for the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management. The expenses of the Fund, and of other investment companies investing in foreign securities, can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees. Zurich Kemper Distributors, Inc. ("ZKDI"), an affiliate of ZKI, is the principal underwriter of the Fund and acts as agent of the Fund in the sale of its shares. See "Investment Manager and Underwriter."

DIVIDENDS. The Fund normally distributes annual dividends of net investment income and any net realized short-term and long-term capital gains. Income and capital gain dividends of the Fund are automatically reinvested in additional shares of the Fund, without a sales charge, unless the investor makes a different election. See "Dividends and Taxes."

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES(/1/)
Sales Charge on Purchases.................................................. None
Sales Charge on Reinvested Dividends....................................... None
Redemption Fees............................................................ None
Exchange Fee............................................................... None
Deferred Sales Charge...................................................... None

-------
(/1/)Investment dealers and other firms may independently charge fees for shareholder transactions or for advisory services; please see their materials for details.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management Fees.....................................................  .75%
12b-1 Fees.......................................................... None
Other Expenses......................................................  .79%
                                                                     ----
Total Operating Expenses............................................ 1.54%
                                                                     ====

EXAMPLE

You would pay the following expenses
on a $1,000 investment, assuming (1)
5% annual return and (2) redemption
at the end of each time period:

                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                $16     $49     $84     $183


The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information.

The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS

The table below shows financial information for the Fund expressed in terms of one share outstanding throughout the period. The information in the table for the Fund is covered by the report of the Fund's independent auditors. The report for the Fund is contained in the Registration Statement and is available from the Fund. The financial statements contained in the Fund's 1996 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling the Fund.

                                                              FEBRUARY 1, 1995
                                                YEAR ENDED           TO
                                             DECEMBER 31,1996 DECEMBER 31, 1995
                                             ---------------- -----------------
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period              $9.03             9.00
-------------------------------------------------------------------------------
 Net investment income                               .41              .47
-------------------------------------------------------------------------------
 Net realized and unrealized gain                    .14              .12
-------------------------------------------------------------------------------
 Total from investment operations                    .55              .59
-------------------------------------------------------------------------------
 Less dividends:
 Distribution from net investment income             .40              .41
-------------------------------------------------------------------------------
 Distribution from net realized gain                 .04              .15
-------------------------------------------------------------------------------
 Total dividends                                     .44              .56
-------------------------------------------------------------------------------
 Net asset value, end of period                    $9.14             9.03
-------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)                      6.13%            6.56
-------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
 Expenses                                           1.54%            1.34
-------------------------------------------------------------------------------
 Net investment income                              5.19%            5.66
-------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)      $26,430            9,964
-------------------------------------------------------------------------------
 Portfolio turnover rate (annualized)                260%             332
-------------------------------------------------------------------------------

NOTE: Net investment income per share for the period ended December 31, 1995, was determined based on average shares outstanding.

INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

OBJECTIVE. The objective of the Fund is to provide a total return, a combination of income and capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in investment grade foreign debt securities. In managing the Fund's portfolio, the investment manager will be seeking to protect net asset value and to provide investors with a total return, which is measured by changes in net asset value as well as income earned. In an effort to reduce volatility and increase returns, the investment manager may, as is discussed more fully below, adjust the Fund's portfolio across various foreign markets, maturity ranges, quality ratings and issuers based upon its view of interest rates and other market conditions prevailing throughout the world.

FOREIGN INVESTING. As an international fund, the Fund may invest in securities issued by any foreign issuer and denominated in any foreign currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of that country or another country, or in multinational currency units such as the European Currency Unit ("ECU"). Since the Fund invests primarily in foreign securities, the net asset value of the Fund will be affected by fluctuations in currency exchange rates. See "Special Risk Factors" below.

The Fund may seek to capitalize on investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependence of economic cycles and currency exchange rates. Currently, approximately 50% of the value of the world's debt securities is represented by securities denominated in currencies other than the U.S. Dollar. Over the past ten years, debt securities offered by certain foreign governments have generally provided higher investment returns than U.S. Government debt securities. Such returns reflect interest rates prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign debt securities. The relative performance of various countries' bond markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. The investment manager believes that investment of a portion of assets in an international portfolio can provide investors with more opportunities for attractive returns than investment exclusively in U.S. debt securities. Also, the flexibility to invest in bond markets around the world can reduce risk since, as noted above, different world markets have often performed, at a given time, in radically different ways.

The Fund will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, a country's economic and political state, including such factors as inflation rate, growth prospects, global trade patterns and government policies, will be evaluated.

It is currently anticipated that the Fund's assets will be invested principally within Australia, Canada, Japan, New Zealand and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The Fund may also acquire securities and currency in countries considered by the investment manager to be developing or "emerging" countries. It is currently intended that no more than 5% of the Fund's net assets will be invested in developing or emerging market countries during the coming year. Under normal conditions, the Fund, as a fundamental policy, will invest at least 65% of its total assets in securities of issuers in not less than three different foreign countries. The Fund may, from time to time, have more than 25% of its assets invested in any major industrial or developed country that, in the view of the investment manager, poses no unique investment risk.

The Fund may invest in debt securities of supranational entities denominated in any currency. A supranational entity is an entity designated or supported by the national governments of two or more countries. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Fund may, in addition, invest in debt securities denominated in the ECU of an issuer in any country (including supranational issuers). The Fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of such a government jurisdiction that are not backed by its full faith and credit and general taxing powers.

The Fund is authorized to invest in the securities of any foreign issuer. Investments by the Fund in "bonds" may include obligations such as bonds, debentures, convertible debt instruments, notes, certificates of deposit, bankers' acceptances, time deposits, commercial paper, repurchase agreements and other debt instruments. Under normal market conditions, the Fund, as a fundamental policy, will invest at least 65%, and may invest up to 100%, of its total assets in bonds denominated in foreign currencies. Such securities may, without limitation, include obligations issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities; obligations issued or guaranteed by supranational entities; and obligations of foreign corporations, banks and other business organizations. Although investments in repurchase agreements are not limited, the Fund currently does not intend to invest more than 5% of its net assets in repurchase agreements during the coming year. The Fund may also invest a portion of its assets in preferred stocks and may hold cash and cash equivalents. Some of the Fund's investments may be convertible into common stock or be traded together with warrants for the purchase of common stock, and the Fund may convert such securities into equities and hold them as equity upon conversion. Investments may include securities issued by enterprises that have undergone or are currently undergoing privatization. It is currently intended that no more than 5% of the Fund's net assets will be invested during the current year in securities of enterprises that have been privatized recently, i.e., have had an initial public offering within the preceding twelve months.

The securities in which the Fund may invest will be "investment grade" securities. Investment grade securities are those rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), IBCA Limited (including its affiliate IBCA, Inc.) ("IBCA") or any other Nationally Recognized Statistical Rating Organization ("NRSRO"); or that are unrated but are of comparable quality in the opinion of the investment manager. Most foreign fixed income securities are unrated. After the Fund has bought a security, its quality level may fall below the minimum required for purchase by the Fund. That would not require the Fund to sell the security, but the investment manager will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. Investors should note that investments in below investment grade securities entail relatively greater risk of loss of income and principal than investments in higher quality securities and market prices of such securities may fluctuate more than market prices of higher quality securities. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs.

When the investment manager deems it appropriate to invest for temporary defensive purposes, such as during periods of adverse market conditions, or when relative yields in other securities are not deemed attractive, part or all of the Fund's assets may be invested in cash (including foreign or U.S. Dollar currency) or foreign or domestic cash equivalent short-term obligations, either rated as high quality by an NRSRO or of comparable quality in the opinion of the investment manager; including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for defensive purposes a significant portion of the Fund's assets may be invested temporarily in U.S. Dollar-denominated obligations to reduce the risks inherent in non-U.S. Dollar-denominated assets.

The Fund will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities for inclusion in its portfolio in anticipation of a decline in interest rates. As an international fund, the Fund will have ongoing opportunities to adjust its portfolio across various markets and may experience a high portfolio turnover rate. See "Additional Investment Information" below.

The Fund may purchase and sell options on securities, index options, financial futures contracts and options on financial futures contracts, may enter into forward foreign currency exchange contracts, foreign currency options and foreign currency futures contracts and options thereon and may engage in delayed delivery transactions. See "Additional Investment Information" below.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of the Fund. The investment manager attempts to reduce risk through fundamental research; however, there is no guarantee that such efforts will be successful and the Fund's returns and net asset value will fluctuate over time. There are special risks associated with the Fund's investments that are discussed below.

Foreign Currency Risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. Settlement of foreign securities trades may take longer and present more risk than for domestic securities. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

Fixed Income. Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based upon the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The value of the fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which the Fund will invest will have intermediate maturities (three to ten years). A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions, and relative currency values.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code applicable to the Fund. This allows the Fund, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the fixed income securities of an individual foreign government or corporate issuer. Currently, the Fund does not intend to invest more than 5% of its assets in any individual corporate issuer. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company. See "Investment Restrictions" in the Statement of Additional Information.

Portfolio Quality. As noted above, the Fund may invest in securities that are rated within the four highest grades by S&P, Moody's, IBCA or any other NRSRO or, if unrated, are of comparable quality as determined by the investment manager. Securities rated within the four highest grades are generally considered to be "investment grade." Securities rated in the fourth grade are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics. The characteristics of the rating categories are described in the Statement of Additional Information under "Appendix--Ratings of Investments."

General. Since interest rates vary with changes in economic, market, political and other conditions, there can be no assurance that past interest rates are indicative of future rates. The values of fixed income securities in the Fund's portfolio will fluctuate depending upon market factors and inversely with current interest rate levels. The Fund may engage in options, financial futures, foreign currency and delayed delivery transactions and may lend its portfolio securities. For a description of special risks associated with these investment techniques, see "Additional Investment Information" below.

ADDITIONAL INVESTMENT INFORMATION. The Fund's portfolio turnover rates are listed under "Financial Highlights." The Fund will have ongoing opportunities to adjust its portfolio across various markets and may experience a high portfolio turnover rate (over 100%), which involves correspondingly greater brokerage or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. In order to continue to qualify as a regulated investment company for federal income tax purposes, less than 30% of the annual gross income of the Fund must be derived from the sale or other disposition of securities and certain other investments held by the Fund for less than three months. See "Dividends and Taxes" in the Statement of Additional Information.

The Fund may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of its portfolio from time to time, depending upon its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates. Thus, the average maturity of the Fund's portfolio may be relatively short (under five years, for example) at some times and relatively long (over 10 years, for example) at other times. Generally, since shorter term debt securities tend to be more stable than longer term debt securities, the portfolio's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. Since in most foreign markets debt securities generally are issued with maturities of ten years or less, it is currently anticipated that the average maturity of the Fund's portfolio will normally be in the intermediate range (three to ten years).

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities or other assets. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes. The Fund may pledge up to 15% of its total assets to secure any such borrowings.

The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets valued at the time of the transaction would be invested in such securities. See "Investment Policies and Techniques--Over-the-Counter Options" in the Statement of Additional Information for a description of the extent to which over-the-counter traded options are in effect considered as illiquid for purposes of the Fund's limit on illiquid securities. The Fund may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers, such as the Fund. Such securities may be illiquid and subject to the Fund's limitation on illiquid securities. A "Rule 144A" security may be treated as liquid, however, if so determined pursuant to procedures adopted by the Board of Trustees. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities.

The Fund has adopted certain fundamental investment restrictions, which are presented in the Statement of Additional Information and that, together with the investment objective and any policies of the Fund specifically designated in this prospectus as fundamental, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. Policies of the Fund that are neither designated as fundamental nor incorporated into any of the fundamental investment restrictions referred to above may be changed by the Board of Trustees of the Fund without shareholder approval.

Options and Financial Futures Transactions. The Fund may deal in options on securities, securities indexes and foreign currencies, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during or at the end of the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than are exchange traded options.

The Fund may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or an amount of a foreign currency, or the cash value of a securities index during a specified future period at a specified price. The Fund will "cover" futures contracts sold by the Fund and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Fund as described under "Investment Policies and Techniques" in the Statement of Additional Information. The Fund will not enter into a futures contract or option on a futures contract if the aggregate market value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of total Fund assets.

The Fund may engage in financial futures transactions and may use index options in an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. For example, if the Fund owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts or the cash value of a securities index. If interest rates did increase, the value of the bonds in the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts or the cash value of the securities index. If, on the other hand, long-term interest rates were expected to decline, the Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on long-term bonds or the cash value of a securities index. Thus, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. For example, if participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the underlying assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce the Fund's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

The Fund may engage in futures transactions only on commodities exchanges or boards of trade. The Fund will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities or other assets that the Fund owns or intends to purchase.

Foreign Currency Transactions. The Fund may invest all or a portion of its assets in securities denominated in foreign currencies. The Fund may engage in foreign currency transactions in connection with its investments in foreign securities but will not speculate in foreign currency exchange. The value of the foreign securities investments of the Fund measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against another currency, it may enter into a forward contract to sell the foreign currency expected to decline and purchase the currency that is expected to increase against the currency sold in an amount approximating the value of some or all of the Fund's portfolio securities denominated in the foreign currency sold. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the investment manager believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's foreign currency transactions may involve the purchase or sale of a foreign currency against the U.S. Dollar or may involve two foreign currencies, including currencies in which no portfolio securities are denominated. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund will not speculate in foreign currency exchange. The Fund does not enter into forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets (a) denominated in that currency or (b), in the case of a "cross-hedge," denominated in a currency or currencies that the investment manager believes will have price movements that tend to correlate closely with that currency. There is no limitation as to the percentage of the Fund's assets that may be committed to forward contracts for the purchase of a foreign currency. The Fund segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. The Fund generally does not enter into a forward contract with a term longer than one year.

Derivatives. In addition to options, financial futures and foreign currency transactions, consistent with its objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position in directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by the Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

Special Risk Factors--Options, Futures, Foreign Currencies and other Derivatives. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures, foreign currency and other derivative transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, currencies, futures or other derivatives contracts and movements in the prices of the securities or currencies that are hedged or used for cover or that the derivatives intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures, foreign currency or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; (e) the possible need to defer closing out certain options or futures contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code and (f) the possible non-performance of the counter-party to the derivative contract.

Delayed Delivery Transactions. The Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Because the Fund is required to set aside cash or liquid high grade securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

To the extent the Fund engages in when-issued or delayed purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. The Fund reserves the right to sell these securities before the settlement date if deemed advisable.

In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods; but the Fund would not pay for such securities or start earning interest on them until they were delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which its total assets, including the value of when-issued and delayed delivery securities it holds, exceed its net assets.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or liquid securities) equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. It also will earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Fund's investment manager to be of good standing, and when the Fund's investment manager believes the potential earnings to justify the attendant risk. Management will limit such lending to not more than one-third of the value of the Fund's total assets.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of the Fund and provides the Fund with continuous professional investment supervision. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-eight years.

ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, Zurich Money Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $79 billion under management. ZKI acts as investment manager for 32 open-end and seven closed-end investment companies, with 82 separate investment portfolios representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, an internationally recognized provider of financial services in property/casualty and life insurance, reinsurance and asset management.

Responsibility for overall management of the Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by ZKI. The investment management agreement provides that ZKI shall act as the Fund's investment adviser, manage its investments and provide it with various services and facilities. Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London EC4M 7RQ, an affiliate of ZKI, is the sub-adviser for the Fund. ZIML is an indirect subsidiary of Zurich Insurance Company and has served as sub-adviser for mutual funds since December 1996 and investment adviser for certain institutional accounts since August 1988. Under the terms of the sub-advisory agreement between ZIML and ZKI, ZIML renders investment advisory and management services with regard to such portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management, including foreign currency transactions and related investments. ZKI pays ZIML for its services a sub-advisory fee, payable monthly at the annual rate of
 .30% for the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management.

Gordon K. Johns is the portfolio manager of the Fund. He has served in this capacity since the Fund commenced operations in 1995. Mr. Johns joined ZIML in September 1988 and is a Managing Director of ZIML. He received a B.A. in law from Balliol College in Oxford, United Kingdom.

The Fund pays ZKI an investment management fee, payable monthly, at the annual rate of .75% of the first $250 million of its average daily net assets, .72% of average daily net assets between $250 million and $1 billion, .70% of average daily net assets between $1 billion and $2.5 billion, .68% of average daily net assets between $2.5 billion and $5 billion, .65% of average daily net assets between $5 billion and $7.5 billion, .64% of average daily net assets between $7.5 billion and $10 billion, .63% of average daily net assets between $10 billion and $12.5 billion and .62% of its average daily net assets over $12.5 billion. The expenses of the Fund, and of other investment companies investing in foreign securities, can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting agreement ("underwriting agreement") with the Fund, Zurich Kemper Distributors, Inc. ("ZKDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly-owned subsidiary of ZKI, is the principal underwriter of the Fund's shares and acts as agent of the Fund in the sale of its shares. ZKDI bears all its expenses of providing services pursuant to the underwriting agreement. ZKDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. ZKDI bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and the Fund bears the expense of registering its shares with the Securities and Exchange Commission. ZKDI may enter into related agreements with various financial services firms, including affiliates of ZKDI, that provide distribution services to investors. ZKDI also may provide some of the distribution services. ZKDI receives no compensation from the Fund as principal underwriter for the Fund and pays all expenses of distribution of the Fund's shares under the underwriting agreement not otherwise paid by dealers or other financial services firms.

CUSTODIAN AND SHAREHOLDER SERVICE AGENT. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund held outside the United States. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund maintained in the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC also is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company, an affiliate of ZKI, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. For a description of transfer agent and shareholder service agent fees payable to IFTC and the Shareholder Service Agent, see "Investment Manager and Underwriter" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. ZKI and ZIML place all orders for purchases and sales of the Fund's securities. Subject to seeking best execution of orders, they may consider sales of shares of the Fund and other funds managed by ZKI, or its affiliates, as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS AND TAXES

DIVIDENDS. The Fund normally distributes annual dividends of net investment income and any net realized short-term and long-term capital gains.

Income dividends and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the Fund at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares at net asset value; or

(2) To receive income and capital gain dividends in cash.

TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are taxed at a maximum federal rate of 28%. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. It is anticipated that only a small portion, if any, of the ordinary income dividends paid by the Fund will qualify for the dividends received deduction available to corporate shareholders.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

The Fund may qualify for and may make the election permitted under Section 853 of the Code. If this election is made, shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund's election, subject to certain limitations imposed by Section 904 of the Code. Also, under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns; although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under
Section 988 of the Code. For example, if the Fund sold a foreign bond and part of the gain or loss on the sale were attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss would be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by the Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

The Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts ("IRAs") or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that confirmations will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes, including information regarding any foreign taxes and credits. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicative reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

NET ASSET VALUE

The net asset value per share of the Fund is determined by dividing the value of the Fund's net assets by the number of shares outstanding. Portfolio securities that are primarily traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed, or, if there is no recent last sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded fixed income options, financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon current prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value of the Fund does not necessarily take place contemporaneously with the determination of the prices of the majority of the portfolio securities, which may be made prior to the determination of net asset value. For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of such currencies against U.S. Dollars as last quoted by a recognized dealer. If an event were to occur after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value determinations by the Board of Trustees or its delegates. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange.

PURCHASE OF SHARES

Shares of the Fund are available for purchase from ZKDI or from selected financial services firms having agreements with ZKDI. Such firms receive no selling concessions, distribution fees or transaction fees from ZKDI pursuant to such agreements. The public offering price of shares is the next determined net asset value per share. No initial or contingent deferred sales charge is applicable. The Fund's shares are not subject to any Rule 12b-1 distribution fees or administrative services fees. Shares of the Fund are offered primarily for investment by pension and profit sharing plans and other employee benefit plans, endowments, foundations, corporations, banks, insurance companies and other institutions and high net worth individuals.

The minimum initial investment for the Fund is $1 million which amount may be changed at any time in management's discretion. Subsequent investments may be made in any amount.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

GENERAL. Orders for the purchase of shares of the Fund will be confirmed at a price equal to the net asset value of the Fund next determined after receipt by ZKDI of the order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by ZKDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge fees to their clients for such services, which charges would reduce the clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund's Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts; however, no such fees have yet been approved. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of ZKI, may receive compensation from the Fund through the Shareholder Service Agent for these services; however, no such fees have yet been approved. This prospectus should be read in connection with such firms' material regarding their fees and services.

The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of such Fund normally are permitted to continue to purchase additional shares and to have dividends reinvested.

Shareholders should direct their inquiries to Zurich Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Zurich Kemper Service Company, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians including, for corporate accounts, a current certificate of incumbency and a certified board resolution and, for fiduciary accounts, an appropriate verification of fiduciary capacity.

The redemption price for shares of the Fund will be the net asset value per share of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check or Automated Clearing House ("ACH") transfer), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount.

As an aid to maintaining low operating costs, the Fund reserves the right to redeem an account that falls below the applicable minimum investment level, currently $1 million, as a result of redemptions. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Fund redeems the shareholder account.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. The Fund or its agents may be liable for any losses, expenses or costs arising out of any fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. THE SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or ACH transfer may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to ZKDI, which the Fund has authorized to act as its agent. There is no charge by ZKDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value next determined after receipt of a request by ZKDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by ZKDI prior to the close of ZKDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if ZKI deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or ACH transfer may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

TAX-SHELTERED RETIREMENT PLANS

The Shareholder Service Agent provides retirement plan services and documents and ZKDI can establish investor accounts in any of the following types of retirement plans:

 . Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

 . 403(b)(7) Custodial Accounts with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

 . Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PERFORMANCE

The Fund may advertise several types of performance information, including "average annual total return," "total return" and "yield." Each of these figures is based upon historical results and is not representative of the future performance of the Fund.

The Fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the net asset value of the Fund's shares. Yield is an annualized figure, which means that it is assumed that the Fund generates the same level of net investment income over a one year period. Net investment income is assumed to be compounded semiannually when it is annualized.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

The Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes, including, but not limited to, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Non-U.S. Dollar World Government Bond Index and the J.P. Morgan Government Bond Index (Non-U.S.) and may also be compared to the performance of other mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested. Also, investors may want to compare the historical returns of various global securities markets. Such returns would not be representative of the future performance of such markets or of the performance of the Fund.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National IndexTM or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund AveragesTM (All Taxable). Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

The Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

The Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" of the Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums. As reflected under "Investment Objectives, Policies and Risk Factors--Additional Investment Information," option writing can limit the potential for capital appreciation.

The Fund's returns and net asset value will fluctuate and shares of the Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Additional information concerning the Fund's performance appears in the Statement of Additional Information. Additional information about the Fund's performance will also appear in the Fund's Annual Report to Shareholders, which may be obtained without charge from the Fund.

CAPITAL STRUCTURE

The Fund is an open-end management investment company, organized as a separate business trust under the laws of Massachusetts. The Fund was organized as a business trust under the laws of Massachusetts on March 2, 1990. The Fund may issue an unlimited number of shares of beneficial interest in one or more series, all having no par value. Currently, the Fund offers shares of a single series. The Board of Trustees may authorize the issuance of additional series if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund may offer multiple series, it is known as a "series company." Shares of a series have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such series and are subject to any preferences, rights or privileges of any classes of shares of a series. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. As of April 21, 1997, Policemen's Annuity & Benefit Fund for the City of Chicago and Mac & Co. each owned more than 25% of the outstanding shares of the Fund and each may be deemed a control person of the Fund. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. If shares of more than one series are outstanding, shareholders will vote by series and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees. Any series of the Fund may be divided by the Board of Trustees into classes of shares, subject to receipt of an appropriate order from the Securities and Exchange Commission. The Fund's shares currently are not divided into classes. Shares of a series would be subject to any preferences, rights or privileges of any classes of shares of the series. Generally each class of shares issued by a particular series of the Fund would differ as to the allocation of certain expenses of the series such as distribution and administrative expenses permitting, among other things, different levels of service or methods of distribution among various classes.

,



Zurich Kemper Distributors, Inc.
222 South Riverside Plaza
Chicago, Illinois 60606-5808
1-800-621-1048

KIBF-I 5/97LOGO
             printed on recycled paper
 KEMPER
 INTERNATIONAL
 BOND
 FUND

PROSPECTUS

May 1, 1997
LOGO
-------------------------------------------------------------------------------
KEMPER

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1997

                        KEMPER INTERNATIONAL BOND FUND
              222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                                1-800-621-1048

This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for Kemper International Bond Fund (the "Fund"). It should be read in conjunction with the prospectus of the Fund dated May 1, 1997. The prospectus may be obtained without charge from the Fund.

                               ---------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
       Investment Restrictions............................................. B-1
       Investment Policies and Techniques.................................. B-2
       Dividends and Taxes................................................. B-11
       Performance......................................................... B-13
       Investment Manager and Underwriter.................................. B-17
       Portfolio Transactions.............................................. B-19
       Purchase and Redemption of Shares................................... B-20
       Officers and Trustees............................................... B-21
       Shareholder Rights.................................................. B-24
       Appendix--Ratings of Investments.................................... B-25

The financial statements appearing in the Fund's 1996 Annual Report to Shareholders are incorporated herein by reference. The Fund's Annual Report accompanies this Statement of Additional Information.


                    printed on recycled paper
KIBF-13 5/97
               LOGO

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions which, together with the investment objective and fundamental policies of the Fund, cannot be changed without approval of a "majority" of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of (1) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present; or (2) more than 50% of the Fund's outstanding shares.

The Fund may not, as a fundamental policy:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer except that, with respect to 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer.

(2) Purchase more than 10% of any class of voting securities of any issuer.

(3) Make loans to others provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations are not prohibited and the Fund may lend its portfolio securities.

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures, delayed delivery and currency transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

(7) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

(8) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(9) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

(10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the last fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Fund may not:

(i) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(ii) Invest for the purpose of exercising control or management of another issuer.

(iii) Invest in interests in oil or gas exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(iv) Invest more than 15% of its net assets in illiquid securities.

(v) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(vi) Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(vii) Invest in oil, gas or other mineral leases.

(viii) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation, and equity securities of issuers which are not readily marketable.

(ix) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities will not exceed 15% of total assets.

(x) Invest more than 10% of its total assets in securities of real estate investment trusts.


INVESTMENT POLICIES AND TECHNIQUES

GENERAL. The Fund may engage in futures, options and other derivatives transactions in accordance with its investment objective and policies. The Fund intends to engage in such transactions if it appears to the investment manager to be advantageous for the Fund to do so, in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

FINANCIAL FUTURES CONTRACTS. The Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency, or the cash value of a securities index or other appropriate index, as available, such as a foreign currency index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time the Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. The Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

OPTIONS ON SECURITIES. The Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. The Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security it does not own, but that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times the Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, the Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying asset rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Objectives, Policies and Risk Factors"), the Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the securities used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Fund's portfolio. A brief description of such procedures is set forth below.

The Fund will only engage in OTC options transactions with dealers approved by the investment manager pursuant to procedures adopted by the Fund's Board of Trustees. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Fund. The investment manager will monitor the creditworthiness of the approved dealers on an ongoing basis. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the securities serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. The Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When the Fund writes an option on a securities index, it will segregate and mark-to-market eligible securities to the extent required by applicable regulation. In addition, when the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

The Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

FOREIGN CURRENCY OPTIONS. The Fund may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of its financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may engage in forward foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Fund will not speculate in foreign currency exchange.

If the Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

The returns available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The investment manager believes that the use of foreign currency hedging techniques, including "cross-hedges," can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders, and against declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. Dollar increased against that currency. Such a decline could be partially or completely offset by the increased value of a cross-hedge involving a forward foreign currency exchange contract to sell a different foreign currency, if that contract were available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. The Fund's investment manager believes that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. For example, the Fund may invest in high yielding securities denominated in a Western European currency, such as the French Franc, and seek to hedge against the effect of an increase in the value of the U.S. Dollar against that currency by entering into a forward exchange contract to sell the lower yielding German Mark, which has historically had price movements that tend to correlate closely with those of the French Franc. However, a cross-hedge cannot provide assured protection against exchange rate risks and, if the Fund's investment manager misjudges future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

The Fund will not enter into forward contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency (see "Investment Objectives, Policies and Risk Factors" in the prospectus), denominated in a currency or currencies that the investment manager believes will tend to correlate closely with that currency with regard to price movements. The investment manager will normally seek to select currencies for sale under a forward contract for a "cross-hedge" that would reflect a price movement correlation of .8 or higher with respect to the currency being hedged (1 reflects a perfect correlation, 0 reflects a random relationship and -1 reflects a diametrically opposite correlation). There is, of course, no assurance that any specific correlation can be maintained for any specific transaction. There is no limitation as to the percentage of the Fund's assets that may be committed to forward contracts for the purchase of a foreign currency. The Fund segregates eligible securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. The Fund generally does not enter into a forward contract with a term longer than one year. As indicated in the prospectus, the Fund's foreign currency transactions may involve the purchase or sale of a foreign currency against the U.S. Dollar or may involve two currencies, including currencies in which no portfolio securities are denominated. See "Foreign Currency Transactions" under "Investment Objectives, Policies and Risk Factors--Additional Investment Information" in the prospectus.

DELAYED DELIVERY TRANSACTIONS. The Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When the Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

To the extent the Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. The Fund reserves the right to sell these securities before the settlement date if deemed advisable.

REGULATORY RESTRICTIONS. To the extent required by applicable regulation, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase or a forward foreign currency exchange purchase for U.S. Dollars, the Fund will maintain eligible securities in a segregated account. The Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities or other assets which the Fund holds or intends to purchase.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. Currently, the Fund will treat the issuer of the underlying security as the issuer for purposes of diversification and concentration.

SHORT SALES AGAINST-THE-BOX. The Fund may make short sales against-the-box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities or other assets sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. The Fund currently does not intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

EMERGING MARKETS. While the Fund's investments in foreign securities will principally be in developed countries, the Fund may invest in countries considered by the Fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described in the prospectus (see "Investment Objective, Policies and Risk Factors") relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from the Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of the Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises include privately negotiated fixed income securities issued by a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering and investments in fixed income securities of a former state enterprise following or concurrent with its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

SOVEREIGN DEBT. Investments in certain sovereign debt, particularly Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted; and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund. A portion of the sovereign debt in which the Fund may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized. As reflected in the prospectus (see "Foreign Investing" under "Investment Objective, Policies and Risk Factors"), it is currently intended that no more than 5% of the Fund's net assets will be invested in developing or emerging markets (which may include certain sovereign debt issues) with respect to which these considerations are of particular significance.

SPECIAL RISK FACTORS--HIGH YIELD (HIGH RISK) BONDS. As stated in the prospectus, the Fund may because of a downgrade, hold a portion of its assets in fixed income securities that are in the lower rating categories (below the fourth category) of recognized rating agencies or are non-rated. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Lower rated and non-rated securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer. The Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these assets.

DIVIDENDS AND TAXES

DIVIDENDS. The Fund normally distributes annual dividends of net investment income and any net realized short-term and long-term capital gains.

The Fund may at any time vary the foregoing dividend practice and, therefore, reserves the right from time to time either to distribute or to retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund unless shareholders indicate in writing that they wish to receive them in cash.

TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. One of the Subchapter M requirements to be satisfied is that less than 30% of the Fund's gross income during the fiscal year must be derived from gains (not reduced by losses) from the sale or other disposition of securities and certain other investments held for less than three months. The Fund may be limited in its options, futures and foreign currency transactions in order to prevent recognition of such gains.

The Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

The mark-to-market rules of the Code may require the Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Fund had unrealized gains in offsetting positions at year end.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Fund may elect as its measuring period for capital gain net income and foreign currency, its fiscal year end. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

It is anticipated that only a small portion, if any, of the ordinary income dividends from the Fund will be eligible for the dividends received deduction available to corporate shareholders. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Fund for the fiscal year.

A shareholder who redeems shares of the Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. If a shareholder realizes a loss on the redemption of the Fund's shares and reinvests in shares of the Fund within 30 days before or after the redemption, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes.

Investments in foreign securities may be subject to foreign taxes. Because the amount of the Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

As described in the prospectus, the Fund's historical performance or return may be shown in the form of "average annual total return," "total return" and "yield" figures. These various measures of performance are described below.

Yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the net asset value of the Fund's shares at the end of the period. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio.

The Fund's yield may be computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The Fund's yield may be computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share (which is net asset value) on the last day of the period, according to the following formula:

                                     a - b
                        YIELD = 2[(  -----  +1)/6/- 1]
                                       cd

Where: a = dividends and interest earned during the period.

   b = expenses accrued for the period (net of reimbursements).

   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

   d = the maximum offering price per share on the last day of the period
       (which is net asset value).

In computing the foregoing yield, the Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles.

The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures may also be calculated without deducting the maximum sales charge.

Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period, and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

Investors may want to compare the Fund's performance to that of certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposit prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit. The shares of the Fund are not insured and net asset value as well as yield will fluctuate. Shares of the Fund are redeemable at net asset value which may be more or less than original cost. The bonds in the Fund's portfolio are generally of longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.

The figures below show performance information for various periods. Comparative information with respect to certain indices is also included. There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds during various market conditions. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities during various market conditions. The foregoing indices are unmanaged. The net asset value and returns of the Funds will fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

                               DECEMBER 31, 1996

                                                                                           COMPARED TO
                                                                                    --------------------------
                                                                                             SALOMON
                                                                                    SALOMON   BROS.    LEHMAN
                             CAPITAL                                                 BROS.     HIGH   BROTHERS
                  INITIAL      GAIN       INCOME                           CONSUMER  WORLD    GRADE    GOVT.
 TOTAL RETURN    $1,000,000 DIVIDENDS    DIVIDENDS     ENDING   PERCENTAGE  PRICE    GOVT.    CORP.    CORP.
     TABLE       INVESTMENT REINVESTED REINVESTED(1)   VALUE     INCREASE  INDEX(2) INDEX(3) INDEX(4) INDEX(5)
 ------------    ---------- ---------- -------------   ------   ---------- -------- -------- -------- --------
Life of Fund(+)  $1,064,445    $--        $66,085    $1,130,530   13.1%      5.5%     20.8%    25.8%    20.4%
One Year          1,060,908     --             --     1,060,908    6.1       3.3       3.6      1.4      2.9

                                            SALOMON
                                             BROS.         SALOMON         LEHMAN
 AVERAGE ANNUAL                CONSUMER      WORLD       BROS. HIGH       BROTHERS
  TOTAL RETURN       FUND       PRICE        GOVT.       GRADE CORP.     GOVT./CORP.
      TABLE         SHARES     INDEX(2)     INDEX(3)      INDEX(4)        INDEX(5)
 --------------     ------     --------     --------     -----------     -----------
 Life of Fund(+)     6.6%        2.8%        10.4%          12.7%           10.2%
 One Year            6.1         3.3          3.6            1.4             2.9

-------
(+) Since February 1, 1995.

                            FOOTNOTES FOR THE FUND

 (1) Includes short-term capital gain dividends, if any.

 (2) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

 (3) The Salomon Brothers World Government Bond Index is on U.S. Dollar a total return basis with all dividends reinvested and is comprised of government bonds from ten countries (United States, Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Switzerland and Denmark). This index is unmanaged. The minimum maturity is 1 year. Source is Lipper Analytical Services, Inc.

 (4) The Salomon Brothers High Grade Corporate Bond Index is on a total return basis with all dividends reinvested and is comprised of high grade long-term industrial and utility bonds rated in the top two rating categories. This index is unmanaged. Source is Towers Data Systems.

 (5) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year to maturity are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, Inc., BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service. This index is unmanaged. Source is Towers Data Systems.

The following table illustrates an assumed $1,000,000 investment in shares of the Fund, with income and capital gain dividends reinvested in additional shares. The table for the Fund covers the period from February 1, 1995 through December 31, 1996.

                   DIVIDENDS             CUMULATIVE VALUE OF SHARES ACQUIRED
            ------------------------ -------------------------------------------
              ANNUAL       ANNUAL                          REINVESTED
    YEAR      INCOME    CAPITAL GAIN            REINVESTED  CAPITAL
    ENDED    DIVIDENDS   DIVIDENDS    INITIAL     INCOME      GAIN      TOTAL
    12/31   REINVESTED*  REINVESTED  INVESTMENT DIVIDENDS* DIVIDENDS    VALUE
   -------  ----------- ------------ ---------- ---------- ---------- ----------
   1995(+)    $62,222       $--      $1,003,334  $62,291      $--     $1,065,625
   1996       $    --       $--      $1,064,445  $66,085      $--     $1,130,530

  -------
  * Includes short-term capital gain dividends.
  (+) Operations commenced on February 1, 1995.

Investors may also want to compare the Fund's performance to that of U.S. Treasury Bills, Notes or Bonds. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based upon the average monthly yield of treasury bills maturing in six months. Because of their short maturities, Treasury bills generally experience very low market value volatility. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost. The Fund's returns will also fluctuate.

Investors may want to compare the performance of the Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

In order to appreciate more fully the opportunities for income throughout the world and the potential advantages of investing in the Fund, investors may want to compare the historical performance of various bond markets around the world. Such performance, of course, would not be representative of future actual or relative performance of such markets, or of the past or future performance of the Fund.

The table below reflects the relative returns of certain unmanaged domestic bond indexes and a foreign bond index over the periods indicated.

                           BOND INDEX TOTAL RETURNS
                            (PERIODS ENDED 12/31/96)

                                                     1 Yr. 3 Yrs. 5 Yrs. 10 Yrs.
                                                     ----- ------ ------ -------
Salomon Non-U.S. Bond Index(1)......................  4.1%  31.9%  59.1%  184.7%
J.P. Morgan Government Bond Index (2) (non-U.S.)....  5.3   33.8   55.7   181.8
Salomon High Grade Corp. Bond Index(3)..............  1.4   21.6   50.5   147.3
Merrill Lynch Govt./Corp. Bond Index(4).............  3.0   18.5   41.7   123.7
Lehman Brothers Govt./Corp. Bond Index(5)...........  2.9   18.4   41.4   123.6

-------
(1) The Salomon Brothers Non-U.S. Dollar World Government Bond Index is on a U.S. dollar total return basis with all dividends reinvested and is comprised of non-U.S. government bonds with maturities of one year or greater and is weighted on the basis of market capitalization. This index is unmanaged. Source is Lipper Analytical Services, Inc.
(2) The J.P. Morgan Government Bond Index (non-U.S.) is on a U.S. dollar total return basis with all dividends reinvested and is comprised of non-U.S. government bonds with maturities of one year or greater and is weighted on the basis of market value. Source is J.P. Morgan Securities, Inc.
(3) The Salomon Brothers High Grade Corporate Bond Index is on a total return basis with all dividends reinvested and is comprised of high grade long-term industrial and utility bonds rated in the top two rating categories. This index is unmanaged. Source is Towers Data Systems.
(4) The Merrill Lynch Government/Corporate Bond Index is based upon the total return with all dividends reinvested of 4,000 corporate and 300 government bond issues with an intermediate average maturity and an average quality rating of Aa (Moody's Investors Service, Inc.) or AA (Standard & Poor's Corporation). This index is unmanaged. Source is Lipper Analytical Services, Inc.
(5) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year to maturity are included. Bonds included must have a rating of at least Baa by Moody's Investors Services, Inc., BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Services. This index is unmanaged. Source is Towers Data Systems.

The following table depicts the best performing world government bond market for each year during the period 1983-1996. The performance of these markets is compared in each case to the performance of long-term U.S. Government bonds for the same period. As shown in this table, the U.S. market, as represented by U.S. Government bonds, was the best performing market in only one of the past ten years. Performance is on a U.S. Dollar total return basis with all dividends reinvested.

                 BEST WORLD BOND MARKETS VS. U.S. BOND MARKET
                                   1983-1996

                                                                  Long-Term U.S.
                                          Top Foreign Government      Govt.
Year                                             Returns*           Returns**
----                                      ----------------------  --------------
1983..................................... Japan            12.56%      1.66%
1984..................................... Canada            8.82      15.02
1985..................................... France           52.78      31.52
1986..................................... Japan            43.55      24.18
1987..................................... United Kingdom   47.57      (2.79)
1988..................................... Australia        30.34       9.35
1989..................................... Canada           17.97      19.16
1990..................................... United Kingdom   29.16       6.35
1991..................................... Australia        26.70      18.66
1992..................................... Japan            11.96       8.06
1993..................................... Japan            27.58      17.49
1994..................................... Belgium          12.22      (7.70)
1995..................................... Sweden           34.83      30.92
1996..................................... Italy            27.19       (.83)

-------
 *Source: Salomon Brothers International Bond Market Performance Indexes. **Source: Salomon Brothers Treasury/Govt Sponsored Long Term Index.

The following table depicts the available yields from various global markets as of December 31, 1996 and shows the wide range of yields among various markets. Yield is a measure of the income generated by an investment and is not a complete measure of performance. Yield does not include the effect of appreciation or depreciation of the underlying investment due to changes in interest rates or currency valuations or other market conditions, which may vary from one global market to another. Thus, it is possible for a lower yielding investment to outperform a higher yielding investment on a total return basis.

                     AVAILABLE YIELDS: INTERNATIONAL BONDS

                                               Long-Term Gov'ts. Long-Term Corp.
                                               ----------------- ---------------
Australia.....................................       7.36%            7.68%
Belgium.......................................       5.91             6.32
Canada........................................       6.40             7.35
France........................................       5.76             5.80*
Germany.......................................       5.69             5.60
Italy.........................................       7.48             6.41
Japan.........................................       2.75             2.51**
Spain.........................................       6.69             7.14**
Sweden........................................       6.59             7.15
Switzerland...................................        N/A             3.85
Britain.......................................       7.51             8.23
United States.................................       6.41             7.36

-------
*France long-term corp. is as of December 18, 1996.
**Japan and Spain long-term corp. is as of December 30, 1996.
Source: The Economist. The Economist obtains its yield information from the following sources: Banco Bilbao Vizcaya, Chase Manhattan, Belgium Bankers Association, Royal Bank of Canada, Westpac Banking Corp., Credit Lyonnais, Bank Nederland, Svenska Handelsbanken, CFSB, and the WEFA Group.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the Fund's investment manager. ZKI is wholly owned by ZKI Holding Corp. ZKI Holding Corp. is a more than 90% owned subsidiary of Zurich Holding Company of America, Inc., which is a wholly owned subsidiary of Zurich Insurance Company, an internationally recognized provider of financial services in property/casualty and life insurance, reinsurance and asset management. Pursuant to the investment management agreement, ZKI acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The investment management agreement provides that the Fund shall pay the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliates of ZKI), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Zurich Kemper Distributors, Inc., as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states. ZKI has agreed to reimburse the Fund to the extent required by applicable state expense limitations should all operating expenses of the Fund, including the investment management fees of ZKI but excluding taxes, interest, distribution services fees, extraordinary expenses, brokerage commissions or transaction costs and any other properly excludable expenses, exceed the applicable state expense limitations. Currently, there are no state expense limitations in effect.

The investment management agreement provides that ZKI shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZKI in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

The Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and
(b) by the shareholders or the Board of Trustees of the Fund. The Fund's investment management agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment. If additional series become subject to the investment management agreement, the provisions concerning continuation, amendment and termination shall be on a series by series basis. Additional series may be subject to a different agreement.

The investment management fee paid by the Fund for its fiscal year ended December 31, 1996 was $94,000 and for the period from February 1, 1995 (commencement of operations) to December 31, 1995 was $46,000.

FUND SUB-ADVISER. Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4M 7RQ, an affiliate of ZKI, is the sub-adviser for the Fund. ZIML acts as sub-adviser pursuant to the terms of the sub-advisory agreement between it and ZKI for the Fund. ZIML is subject to regulation by the Investment Management Regulatory Organization (IMRO) in England as well as the U.S. Securities and Exchange Commission.

Under the terms of the sub-advisory agreement for the Fund, ZIML renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. ZIML may, under the terms of each sub-advisory agreement, render similar services to others including other investment companies. For its services, ZIML will receive from ZKI a monthly fee at the annual rate of .30% of the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management. ZIML permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

The sub-advisory agreement provides that ZIML will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZIML in the performance of its duties or from reckless disregard by ZIML of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. The sub-advisory agreement may be terminated at any time for the Fund upon 60 days notice by ZKI, ZIML or the Board of Trustees, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. If additional series become subject to a sub-advisory agreement, the provisions concerning continuation, amendment and termination shall be on a series-by-series basis. Additional series may be subject to a different agreement. For the period from December 1, 1996 (the date of the sub-advisory agreement) through December 31, 1996, ZKI paid ZIML sub-adviser fees of $6,000. For prior periods, ZKI paid ZIML for its services to ZKI under a separate arrangement.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting agreement ("underwriting agreement"), Zurich Kemper Distributors, Inc. ("ZKDI"), an affiliate of ZKI, is the principal underwriter for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. ZKDI bears all its expenses of providing services pursuant to the underwriting agreement. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and ZKDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. ZKDI also pays for supplementary sales literature and advertising costs.

The underwriting agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The underwriting agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by ZKDI upon six months' notice. Termination by the Fund may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Fund, as defined under the Investment Company Act of 1940.

Certain trustees or officers of the Fund are also directors or officers of ZKI, ZKDI or ZIML, as indicated under "Officers and Trustees."

CUSTODIAN AND SHAREHOLDER SERVICE AGENT. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund held outside the United States. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund maintained in the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC is also the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSvC"), an affiliate of ZKI, serves as "Shareholder Service Agent," and as such, performs all IFTC's duties as transfer agent and dividend-paying agent. IFTC receives as transfer agent, and pays to ZKSvC, annual account fees of $6 per account plus account set up, transaction, maintenance and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund. For the fiscal year ended December 31, 1996, IFTC remitted shareholder service fees in the amount of $100 to ZKSvC as Shareholder Service Agent for the Fund.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PORTFOLIO TRANSACTIONS

ZKI and its affiliates furnish investment management services to the Kemper Funds and to other clients including affiliated insurance companies. ZIML is the sub-adviser for the Fund. ZKI and its affiliates share some common research and trading facilities. At times investment decisions may be made to purchase or sell the same investment securities for the Fund and for one or more of the other clients managed by ZKI or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options the Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities and options and futures contracts available to the Fund. On the other hand, the ability of the Fund to participate in volume transactions may produce better executions for the Fund in some cases. The Board of Trustees of the Fund believes that the benefits of ZKI's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.

ZKI and ZIML, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders. ZKI and ZIML may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and ZKI and its affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. In selecting among firms believed to meet the criteria for handling a particular transaction, ZKI and ZIML may give consideration to those firms that have sold or are selling shares of the Fund and of other funds managed by ZKI or its affiliates, as well as to those firms that provide market, statistical and other research information to the Fund and ZKI and its affiliates, although ZKI and ZIML are not authorized to pay higher commissions to firms that provide such services, except as provided below.

ZKI and ZIML may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. ZKI and ZIML may attempt to direct sufficient commissions and in the case of transactions for certain types of clients, dealer selling concessions on new issues of securities, to ensure the continued receipt of such research products and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by ZKI or one of its affiliates in cash. Subject to Section 28(e) and procedures adopted by the Board of Trustees of the Fund, the Fund could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if ZKI or ZIML determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or ZKI's or ZIML's overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Research benefits will be available for all clients of ZKI and its affiliates. The investment management fee paid by the Fund to ZKI is not reduced because these research services are received.

The table below shows total brokerage commissions paid by the Fund for 1995 and 1996 and, for 1996, the percentage thereof that was allocated to firms based upon research provided:

             FISCAL   ALLOCATED TO FIRMS
              1996    BASED ON RESEARCH  FISCAL 1995*
             ------   ------------------ ------------
             $0                0%             $0

*For the period from February 15, 1995 (commencement of operations) to December 31, 1995.

PURCHASE AND REDEMPTION OF SHARES

As described in the prospectus, Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form. The minimum initial investment is $1 million which amount may be changed at any time. Subsequent investments may be made in any amount. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of a Fund's portfolio securities at the time.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of the Fund will be redeemed by the Fund at the applicable net asset value per share of the Fund as described in the Fund's prospectus.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of the Fund's portfolio securities at the time.

Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder of record.

OFFICERS AND TRUSTEES

The officers and trustees of the Fund, their principal occupations and their affiliations, if any, with ZKI, the investment manager, ZIML, the sub-adviser of the Fund, and ZKDI, the principal underwriter, are as follows (the number following each person's title is the number of investment companies managed by ZKI and its affiliates for which he or she holds similar positions):

JAMES E. AKINS (10/15/26), Trustee (13), 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.

ARTHUR R. GOTTSCHALK (12/13/25), Trustee (13), 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; Member, Board of Governors, Heartland Institute/Illinois; formerly, Illinois State Senator.

FREDERICK T. KELSEY (4/25/27), Trustee (13), 738 York Court, Northbrook, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Fund and the Pilot Fund.

DOMINIQUE P. MORAX (10/2/48), Trustee* (39), 222 South Riverside Plaza, Chicago, Illinois; Chief Executive Officer and Chief Investment Officer, ZIML; Director, ZKI.

FRED B. RENWICK (2/1/30), Trustee (13), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, The Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions Evangelical Lutheran Church of America.

STEPHEN B. TIMBERS (8/8/44), President and Trustee* (38), 222 South Riverside Plaza, Chicago, Illinois; President, Chief Executive Officer, Chief Investment Officer and Director, ZKI; Director, ZKDI, DVA and LTV Corporation.

JOHN B. TINGLEFF (5/4/35), Trustee (13), 2015 South Lake Shore Drive, Harbor Springs, Michigan; retired; formerly President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

JOHN G. WEITHERS (8/8/33), Trustee (13), 311 Springlake, Hinsdale, Illinois; retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University; Director, Systems Imagineering and Records Management Services, Inc.

J. PATRICK BEIMFORD, JR., (5/25/50) Vice President* (24), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President and Chief Investment Officer--Fixed Income, ZKI.

CHARLES R. MANZONI, JR. (1/23/47), Vice President* (39), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, Secretary and General Counsel of ZKI; Secretary, ZKI Holding Corp.; Secretary, ZKI Agency, Inc.; formerly, Partner, Gardner, Carton & Douglas (attorneys).

JOHN E. NEAL (3/9/50), Vice President* (39), 222 South Riverside Plaza, Chicago, Illinois; President, Kemper Funds Group, a unit of ZKI; Director, ZKI, DVA and ZKDI.

JEROME L. DUFFY (6/29/36), Treasurer* (39), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary* (39), 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, ZKI.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary* (32), 222 South Riverside Plaza, Chicago, Illinois; Vice President, ZKI; Vice President and Director of State Registrations, ZKDI.

*Interested persons as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows the aggregate compensation paid or accrued to those trustees who are not designated "interested persons" during the Fund's 1996 fiscal year and the total compensation paid or accrued by the Kemper Fund Complex during the 1996 fiscal year and the total compensation paid or accrued by the Kemper Fund Complex during the 1996 calendar year.

                                                                       TOTAL
                                                                    COMPENSATION
                                                                        FROM
                                                                    KEMPER FUND
                                                        AGGREGATE   COMPLEX PAID
                                                       COMPENSATION      TO
NAME OF TRUSTEE                                         FROM FUND   TRUSTEES(2)
---------------                                        ------------ ------------
James E. Akins........................................    $2,000      $ 94,300
Arthur R. Gottschalk(1)...............................    $2,100      $102,700
Frederick T. Kelsey(1)................................    $2,200      $106,800
Fred B. Renwick.......................................    $2,000      $ 94,300
John B. Tingleff......................................    $2,000      $ 94,300
John G. Weithers......................................    $2,000      $ 94,300

-------
(1)Includes current fees deferred and interest pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees and interest accrued for the Fund for the fiscal year ended December 31, 1996 are $2,800 for Mr. Gottschalk and $5,500 for Mr. Kelsey.
(2)Includes compensation for service on the boards of 13 Kemper funds with 36 portfolios during calendar year 1996. Each trustee currently serves as a board member of 13 Kemper funds with 39 fund portfolios.

As of April 21, 1997, the trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund and no person owed of record more than 5% of the outstanding shares of the Fund, except as shown below:

 NAME AND ADDRESS                                                     PERCENTAGE
 ----------------                                                     ----------
  *  Mac & Co.......................................................    30.10
     P.O. Box 320
     Pittsburgh, PA 15230
 **  CTC Illinois Trust Co..........................................    20.73
     FBO Salvation Army Central Territory
     231 S. LaSalle Street
     Chicago, IL 60697
  *  Policemen's Annuity & Benefit Fund.............................    29.94
     for the City of Chicago
     120 S. LaSalle
     Chicago, IL 60603
 **  State Universities Retirement System of Illinois...............     7.24
     co Kenneth E. Coolin
     1901 Fox Drive
     Champaign, IL 61280
 **  Capinco........................................................    11.97
     co Firstar Trust Co
     P.O. Box 1787
     Milwaukee, WI 53201

-------
 * Record and beneficial owner.
** Record owner only.

SHAREHOLDER RIGHTS

The Fund generally is not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund or a series or class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of independent auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any series or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by ZKI remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

APPENDIX--RATINGS OF INVESTMENTS

                  STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC AND C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                 MOODY'S INVESTORS SERVICE, INC., BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                           IBCA LIMITED BOND RATINGS

AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB. Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.